UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         Pursuant to Section 13 OR 15(d)
                     of The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): November 17, 1997

                        STRATFORD ACQUISITION CORPORATION
             (Exact name of registrant as specified in its charter)

      Minnesota                   0-26112                   41-1759882
(State of Jurisdiction)         (Commission               (IRS Employer
                                File Number)           Identification No.)

1775 Broadway, Suite 1410 New York, N.Y.                       10019
(Address of Principal Executive offices)                     (Zip Code)

Registrant's telephone number, including area code 905-566-0716

             5420 North Service Road, Burlington, Ontario, L7C 6C7
                           (Former address of company)    (Zip Code)


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Item 1. Changes in Control of Registrant. None.

Item 2. Acquisition or Disposition of Assets. None.

Item 3. Bankruptcy or Receivership. None.

Item 4. Changes in Registrant's Certifying Accountant. None.

Item 5. Other Events. None.

Item 6. Resignation of Registrant's Directors. On November 17, 1997, the Registrant's Chairman of the Board and Chief Executive Officer A. Roy MacMillan, agreed to resign as a director and officer of the Registrant, effective immediately. Mr. MacMillan will continue to be employed by the Registrant as a consultant through December 31, 1997. To fill the positions vacated by Mr. MacMillan's departure, the Registrant's Board of Directors elected William K. Lavin as Chairman of the Board and another director, Daniel W. Dowe as Interim President.

Item 7. Financial Statements and Exhibits. None.

Item 8. Change in Fiscal Year. None.

Item 9. Sales of Equity Securities Pursuant to Regulation S. None.

                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 24, 1997

                                             STRATFORD ACQUISITION CORPORATION
                                             (Registrant)


                                                 /s/ Daniel W. Dowe
                                                 -------------------------------
                                                 Daniel W. Dowe, President
                                                 67 Wall Street, Suite 2411
                                                 New York, New York 10005
                                                 (212) 293-7299